Exhibit 10(c)(4)


                        IMPERIAL HOLLY CORPORATION

                SCHEDULE OF BENEFIT RESTORATION AGREEMENTS

Name                                               Title
____________________                      _________________________________

Agreements with Full Vesting:

  I. H. Kempner, III                         Chairman of the Board

  J. C. Kempner                              President, Chief Executive Officer
                                               and Chief Financial Officer

  R. W. Hill                                 Executive Vice President

  W. F. Schwer                               Senior Vice President, Secretary
                                               and General Counsel

  R. E. Henderson                            Vice President and Treasurer

  J. R. Skiles                               Vice President, Distribution

Agreements with Graduated Vesting:

  H. J. Smith                                Executive Vice President,
                                               Sales and Marketing

  P. C. Carrothers                           Senior Vice President, Logistics